OTHER LONG-TERM LIABILITIES	12 Months Ended
Dec. 31, 2018
OTHER LONG-TERM LIABILITIES [Abstract]
OTHER LONG-TERM LIABILITIES

18.  OTHER LONG-TERM LIABILITIES

As at	December 31, 2018	December 31, 2017
Deferred lease payable	$13.1	$2.4
Deferred revenue	3.9	3.8
Customer advances for construction	58.6	40.9
Sundance B PPA termination expense (a)	2.0	4.0
NTL liability (b)	—	142.0
Lease inducement	2.7	3.1
Merger commitments	21.4	—
Other long-term liabilities	20.3	5.7
	$122.0	$201.9
(a)

On December 16, 2016, AltaGas Pipeline Partnership and the Government of Alberta reached a definitive settlement agreement regarding the termination of the Sundance B PPAs. Under the settlement agreement, AltaGas has agreed to make a total of $6.0 million in cash payments in equal annual installments over three years starting in 2018, $2.0 million of which has been recorded under “accounts payable and accrued liabilities”.

(b)	The NTL liability has been reclassified as liabilities associated with assets held for sale (Note 5).